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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): DECEMBER 19, 2008

                            SMOKY MARKET FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)


            NEVADA                                               20-4748589
-------------------------------                              -------------------
(State or Other Jurisdiction of                                (IRS Employer
        Incorporation)                                       Identification No.)

                                    000-52180
                                -----------------
                                   (Commission
                                  File Number)

           804 ESTATES DRIVE
               SUITE 100
           APTOS, CALIFORNIA                                       95003
----------------------------------------                     -------------------
(Address of Principal Executive Offices)                        (Zip Code)


               Registrant's telephone number, including area code:
                                 (866) 851-7787
                         -----------------------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On December 19, 2008, Daniel L. Brune resigned as a member of the Board of Directors of Smoky Market Foods, Inc. (the "Company"), to be effective December 31, 2008 (the "Effective Date"). The Board of Directors of the Company appointed Shane A. Campbell, the Company's Chief Financial Officer, to replace Mr. Brune on the Board of Directors as of the Effective Date.

Mr. Campbell has been the Company's Chief Financial Officer (acting as a consultant) since the Company's incorporation in April 2006. Mr. Campbell has served as a business advisor to numerous small and medium sized businesses over his twenty-two years of public and private practice. From April 2004 though the present, Mr. Campbell has functioned as the chief financial officer of Smoky Systems and other small companies as a CFO consultant contractor. Mr. Campbell worked from January 2001 to April 2004 as CFO for Market Live, Inc. (previously Multimedia Live, Inc.), an eCommerce software company located in Petaluma, California. Prior to that time, from January 1990 through January 2002, Mr. Campbell was an employee and then a partner at Jones, Schiller & Company, LLC, an accounting firm located in San Francisco. Mr. Campbell earned a Bachelor of Science degree from California State University, Chico in December 1981.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Smoky Market Foods, Inc.



Dated:  December 24, 2008            By /s/ Edward Feintech
                                        ----------------------------------------
                                        Edward Feintech, Chief Executive Officer